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                                                                 EXHIBIT 10(t)

                        LAZARE KAPLAN INTERNATIONAL INC.
                 SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT


This Second Amendment to Revolving Credit Agreement (herein, the "Amendment") is entered into as of November 24, 2003, between Lazare Kaplan International Inc., a Delaware corporation (the "Borrower"), and ABN AMRO Bank N.V., as Administrative Agent (the "Agent"), ABN AMRO Bank N.V., as a lender ("ABN AMRO") and Bank Leumi USA, as a lender ("Lami" and together with ABN AMRO, the "Banks").

                             PRELIMINARY STATEMENTS

         A. The Borrower, the Agent and the Banks entered into a certain Revolving Credit Agreement, dated as of August 14, 2002, as amended by the First Amendment to Revolving Credit Agreement between the Borrower and the Banks dated May 28, 2003 (the Revolving Credit Agreement, as the same has been amended prior to the date hereof, being referred to herein as the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

         B. The Borrower has requested that the Banks extend the existing Termination Date of December 1, 2004 in accordance with Section 24 and the Banks are willing to do so under the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. AMENDMENTS

         Subject to the satisfaction of the conditions precedent set forth in
Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

                  1.1. The definition of "Termination Date" in Section 1 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                  Termination Date: December 1, 2005, or such later date as may be extended pursuant to Section 24 hereof.

                  1.2. The definition of "Principal Office" of ABN AMRO in
         Section 1 of the Credit Agreement shall be amended by revising
         ABN AMRO's street address to read "565 Fifth Avenue, 25th Floor, New York, New York 10017."

                  1.3. The definition of "Principal Office" of Lazare Kaplan International Inc. in Section 1 of the Credit Agreement shall be amended by revising Lazare Kaplan International Inc.`s street address to read "19 West 44th Street, New York, New York 10036."

                  1.4 Present Exhibit C to the Credit Agreement shall be deleted and there shall be substituted in its place Exhibit C hereto.





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SECTION 2. Conditions Precedent.

                  The Effectiveness of this Amendment is subject to the satisfaction of all of the conditions precedent:

                  2.1. The Borrower, the Agent and the Banks shall have executed and delivered this Amendment, and the Borrower shall have executed replacement Promissory Notes to the Banks.

                  2.2. The Agent shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Agent or its counsel may reasonably request.

                  2.3. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Agent and its counsel.

                  2.4. Lazare Kaplan Europe Inc., Lazare Kaplan Japan Inc. and Lazare Kaplan Africa Inc. shall have executed and delivered to the Agent their consent to this Amendment in the form set forth beow.

SECTION 3. Representations.

                   In order to induce the Banks to execute and deliver this Amendment, the Borrower hereby represents to the Banks that as of the date hereof the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 6(d) shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Banks) and the Borrower is in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4. Miscellaneous.

                  4.1. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made persuant to or with respect to the Credit Agreement, any referenc in any of such items to the Credit Agerement being sufficient to refer to the Credit Agreement as amended hereby.

                  4.2. The Borrower agrees to pay on demand all costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Agent.

                  4.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all





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         purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of New York.

                           [SIGNATURE PAGE TO FOLLOW]

This Second Amendment to Revolving Credit Agreement is entered into as of the date and year first written above.


By  /s/ William H. Moryto
   -----------------------------------
   Name William H. Moryto
        ------------------------------
   Title Vice President & CFO
         -----------------------------

LAZARE KAPLAN INTERNATIONAL INC.


Accepted and agreed to.



                                       ABN AMRO BANK N.V., individually and as

                                       By /s/ Ned Koppelson
                                          -----------------------------------
                                          Name  Ned Koppelson
                                                -----------------------------
                                          Title VP
                                                -----------------------------


                                       By /s/ Frederick G. Jennings
                                          -----------------------------------
                                          Name  Frederick G. Jennings
                                                -----------------------------
                                          Title VP
                                                -----------------------------


                                       BANKLEUMIUSA

                                       By /s/ Kenneth Lipke
                                          -----------------------------------
                                          Name  Kenneth Lipke
                                                -----------------------------
                                          Title V.P.
                                                -----------------------------








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GUARANTOR'S ACKNOWLEDGEMENT AND CONSENT


         Each of the undersigned heretofore executed and delivered to the Bank a Guaranty dated August 14, 2002. Each of the undersigned hereby consents to the Amendment to the Credit Agreement as set forth above and confirms that its Guaranty and all of the undersigned's obligations thereunder remain in full force and effect. Each of the undersigned further agrees that the consent thereof to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty referred to above.




                                       LAZARE KAPLAN EUROPE INC



                                       By /s/ William H. Moryto
                                          -----------------------------------
                                          Name  William H. Moryto
                                                -----------------------------
                                          Title Secretary
                                                -----------------------------



                                       LAZARE KAPLAN JAPAN INC,



                                       By /s/ William H. Moryto
                                          -----------------------------------
                                          Name  William H. Moryto
                                                -----------------------------
                                          Title Secretary
                                                -----------------------------



                                       LAZARE KAPLAN AFRICA INC



                                       By /s/ William H. Moryto
                                          -----------------------------------
                                          Name  William H. Moryto
                                                -----------------------------
                                          Title Secretary
                                                -----------------------------





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                                     AMENDED
                                 PROMISSORY NOTE

                                                                 August 14, 2002

$10,000,000                                                   New York, New York



         On December 1, 2005, FOR VALUE RECEIVED, the undersigned, LAZARE KAPLAN INTERNATIONAL INC., a Delaware corporation (the "Borrower") promises to pay to the order of BANK LEUMI USA at its New York office at 562 Fifth Avenue, New York, NY 10036 the principal sum of Ten Million Dollars ($lO,OOO,OOO), or such lesser amount as may be advanced to the Borrower hereon pursuant to the Agreement hereinafter identified.

         The Borrower hereby promises to pay interest (computed on the basis of a year of 360 days for the actual number of days elapsed) on the principal amount from time to time remaining unpaid hereon from the date hereof until paid at the rates, and payable in the manner and on the dates, specified in the Agreement.

         All loans made by the payee hereof against this Note, and all payments made by the Borrower on account of the unpaid principal amount hereof, shall be recorded on the books and records of the holder hereof and endorsed hereon prior to any transfer hereof, and the Borrower agrees that in any action or proceeding instituted to collect or enforce collection of this Note, the amount shown as owing on this Note on the books and records of the holder hereof shall be deemed prima facie correct.

         This Note is issued in replacement of the prior Promissory Note of the Borrower dated August 14, 2002, issued under the terms and provisions of Revolving Credit Agreement bearing even date herewith by and among the Borrower, ABN AMRO BANK N.V and Bank Leumi USA (the "Agreement"), and this replacement Note and the holder hereof are entitled to all of the benefits provided for by said Agreement or referred to therein, including the ability of the Bank to accelerate the payment of this Note upon the occurrence of an Event of Default, to which Agreement reference is hereby made for a statement thereof. All obligations of the Borrower evidenced by the prior Promissory Note shall continue and shall be deemed to be evidenced hereby.

         This Note shall be construed in accordance with, and governed by, the internal laws of the State of New York.

         The Borrower hereby promises to pay all costs and expenses (including attorney's fees) suffered or incurred by the holder hereof in collecting this Note or in enforcing any rights in any collateral therefor. The Borrower hereby waives presentment for payment and notice of dishonor.

                                 LAZARE KAPLAN INTERNATIONAL INC.

                                 By:  /s/ William H. Moryto
                                      ---------------------
                                 Its: Vice President and Chief Financial Officer
                                      ------------------------------------------







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                             AMENDED PROMISSORY NOTE

                                                          New York, New York
                                                          August 14, 2002

$20,000,000

         On December l, 2005, FOR VALUE RECEIVED, the undersigned, LAZARE KAPLAN INTERNATIONAL INC., a Delaware corporation (the "Borrower") promises to pay to the order of ABN AMRO Bank N.V. at its New York office at 565 Fifth Avenue, 25th Floor, New York, NY 10017 the principal sum of Twenty Million Dollars ($20,000,000), or such lesser amount as may be advanced to the Borrower hereon pursuant to the Agreement hereinafter identified.

         The Borrower hereby promises to pay interest (computed on the basis of a year of 360 days for the actual number of days elapsed) on the principal amount from time to time remaining unpaid hereon from the date hereof until paid at the rates, and payable in the manner and on the dates, specified in the Agreement.

         All loans made by the payee hereof against this Note, and all payments made by the Borrower on account of the unpaid principal amount hereof, shall be recorded on the books and records of the holder hereof and endorsed hereon prior to any transfer hereof, and the Borrower agrees that in any action or proceeding instituted to collect or enforce collection of this Note, the amount shown as owing on this Note on the books and records of the holder hereof shall be deemed prima facie correct.

         This Note is issued in replacement of the prior Promissory Note of the Borrower dated August 14, 2002, issued under the terms and provisions of Revolving Credit Agreement bearing even date herewith by and among the Borrower, ABN AMRO BANK N.V and Bank Leumi USA (the "Agreement"), and this replacement Note and the holder hereof are entitled to all of the benefits provided for by said Agreement or referred to therein, including the ability of the Bank to accelerate the payment of this Note upon the occurrence of an Event of Default, to which Agreement reference is hereby made for a statement thereof. All obligations of the Borrower evidenced by the prior Promissory Note shall continue and shall be deemed to be evidenced hereby.

         This Note shall be construed in accordance with, and governed by, the internal laws of the State of New York.

         The Borrower hereby promises to pay all costs and expenses (including attorneys' fees) suffered or incurred by the holder hereof in collecting this Note or in enforcing any rights in any collateral therefor. dishonor.The Borrower hereby waives presentment for payment and notice of dishonor.

                                 LAZARE KAPLAN INTERNATIONAL INC.

                                 By:  /s/ William H. Moryto
                                      ---------------------
                                 Its: Vice President and Chief Financial Officer
                                      ------------------------------------------